UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Citizens First Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 150
Bowling Green, Kentucky  42103

April 4, 2013

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders, which will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Wednesday, May 15, 2013, at 3:30 p.m. Central Time.  I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting.  We will also report on our operations for the year ended December 31, 2012 and the first quarter of 2013.  Your attention is directed to the proxy statement accompanying the notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

In order that your Citizens First Corporation common stock may be represented at the annual meeting, please vote by telephone, over the Internet or by mailing your proxy card.  This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs.  If you decide later to attend the meeting, you may withdraw your proxy and vote your shares in person.

Sincerely,

/s/ M. Todd Kanipe

M. Todd Kanipe
President and Chief Executive Officer

CITIZENS FIRST CORPORATION

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 15, 2013

The 2013 Annual Meeting of Shareholders of Citizens First Corporation will be held on Wednesday, May 15, 2013 at 3:30 p.m. Central Time at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, for the following purposes:

(1)                                 To elect four persons to serve as Class I directors for three year terms ending in 2016 and until their successors are elected and qualify;

(2)                                 To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)                                 To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement that accompanies this notice; and

(4)                                 To transact any other business as may properly come before the meeting or any adjournments of the meeting.

March 28, 2013 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting.  Only holders of common stock of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible or vote by telephone or Internet in accordance with the instructions on the proxy card.  If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.

/s/ M. Todd Kanipe
M. Todd Kanipe
President and Chief Executive Officer

Bowling Green, Kentucky
April 4, 2013

CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 150
Bowling Green, Kentucky  42103

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on May 15, 2013

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2013 Annual Meeting of Shareholders (the “Meeting”) of Citizens First Corporation (the “Company”) to be held at 3:30 p.m. Central Time on Wednesday, May 15, 2013 at the Carroll Knicely Institute for Economic Development and Public Service — South Campus, 2355 Nashville Road, Bowling Green, Kentucky, and at any adjournments thereof.

The purposes of the Meeting are (i) to elect four Class I directors, (ii) to ratify the appointment of the Company’s independent registered public accounting firm, (iii) to approve, on a non-binding and advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement, and (iv) to transact such other business as may properly be brought before the Meeting.

The close of business on March 28, 2013 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.  This proxy statement and the accompanying proxy card are being first sent or given to shareholders on or about April 4, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 15, 2013:

The Company’s Notice of Annual Meeting, this proxy statement, the form of proxy card and the Company’s 2013 Annual Report are available on the Internet at http://www.cfc.ilstk.com.

As of the close of business on March 28, 2013, the Company had 5,000,000 shares of common stock, no par value (“Common Stock”) authorized, of which 1,968,777 shares were issued and outstanding, and 500 shares of preferred stock, no par value, authorized, of which 93 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”) and 250 shares of Cumulative Convertible Preferred Stock (“Convertible Preferred Stock”) were issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters that may come before the Meeting.  Pursuant to the Company’s Articles of Incorporation, none of the issued and outstanding shares of the Series A Preferred Stock or the Convertible Preferred Stock entitle a holder thereof to a vote on any of the matters to be presented at the Meeting.

IMPORTANT MEETING AND VOTING INFORMATION

Voting Procedures

A proxy card for use at the Meeting accompanies this proxy statement.  If you are a shareholder entitled to vote as of the record date, you may vote (i) by attending the Meeting and voting in person, (ii) by following the instructions on the proxy card for voting by telephone or Internet, or (iii) by signing, dating and mailing in your proxy card.  If you hold shares through a broker, bank or other nominee, that institution will instruct you as to how your shares maybe voted by proxy, including whether telephone or Internet voting options are available.  If you hold your shares through a broker, bank or other nominee and would like to vote in person at the Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.

The deadline for submitting a proxy by telephone or via the Internet as a shareholder of record is 11:59 p.m., Central Time, on May 13, 2013.  For shareholders whose Common Stock is registered in the name of a broker, financial institution or other nominee, please consult the instructions provided by your nominee for information about the deadline for submitting a proxy by telephone or via the Internet.

If You Vote by Telephone or on the Internet, You Do NOT Need to Return Your Proxy Card.

If the accompanying proxy card is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon.  If no contrary directions are given, the shares will be voted:

•                                          FOR the election of the nominees for director named in this proxy statement;

•                                          FOR the ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

•                                          FOR approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in this proxy statement; and

•                                          In the discretion of the persons appointed as proxies as to all other matters properly brought before the Meeting and any adjournments thereof.

If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted FOR a substitute nominee selected by the Board of Directors.

Revocability of Proxies

You can revoke your proxy at any time before it is voted by delivering to the Secretary of the Company, Citizens First Corporation, 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103, either a written revocation of the proxy or a duly executed proxy bearing a later date, or by casting a new vote by telephone or Internet (only your last proxy submitted prior to the Meeting will be counted).  You may also revoke your proxy by attending the Meeting and voting in person.

Shareholder Approval Requirements

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company as of the record date will constitute a quorum for the transaction of business at the Meeting. Proxies that are returned to us where brokers have received instruction to vote on one or more proposals but do not vote on other proposals are referred to as “broker non-votes”. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

Under the rules of the New York Stock Exchange (“NYSE”), if your broker does not receive instructions from you, your broker will not be able to vote your shares with respect to non-routine matters.  The election of directors and the proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement are considered non-routine under the rules of the NYSE and failure to instruct your broker on how to vote on these matters will result in a broker non-vote.  Therefore, it is very important you instruct your broker how you wish your shares to be voted on these matters.  The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is considered routine and therefore your broker may vote your shares even if your broker does not receive instructions from you.

Under Kentucky law, the affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Meeting is required for the election of directors which means the nominees who receive the largest number of properly cast votes will be elected as directors.  A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum.  Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

The approval of the compensation of the Company’s named executive officers and ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year and any other matter other than that enumerated above that properly comes before the Meeting will also be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it.  A properly executed proxy marked “abstain” with respect to a proposal will not be voted on a proposal, although it will be counted in determining whether there is a quorum.  Therefore, abstentions and broker non-votes on the approval of the compensation of the Company’s named executive officers or ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm and any other proposal that comes before the Meeting will have no effect on whether the proposals are approved so long as a quorum is present.

Directions to 2013 Annual Meeting of Shareholders

Our Meeting will be held at 3:30 p.m., Central Time, on Wednesday, May 15, 2013 at the Carroll Knicely Institute for Economic Development and Public Service — South Campus, 2355 Nashville Road, Bowling Green, Kentucky.  If you need directions, please contact us at 502-393-0700.

Proxy Solicitation

Although the Company does not currently plan to engage a proxy solicitation firm, the Company will pay the cost of proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of Common Stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

Shareholder Proposals for Next Year’s Meeting

Any proposal that a shareholder may desire to be included in the Board of Directors’ proxy statement for presentation at the 2014 annual meeting of shareholders must be received not later than December 5, 2013 in order to be considered for inclusion.  All such proposals should be sent to the Secretary of Citizens First Corporation at 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.  After this date, a shareholder who intends to raise a proposal to be acted upon at the 2014 annual meeting of shareholders but who does not desire to include the proposal in the 2014 proxy statement must inform the Company in writing no later than March 15, 2014.  Shareholder proposals submitted after March 15, 2014 will be considered untimely under our Bylaws and the Board may exclude such proposals from being acted upon at the 2014 annual meeting of shareholders.  If the Board of Directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of the following directors is “independent,” within the meaning of Nasdaq Listing Rule 5605(a)(2):  Barry D. Bray, Sarah Glenn Grise, Chris Guthrie, James R. Hilliard, Amy Milliken, Steve Newberry, Jack Sheidler, John Taylor and Kevin Vance.

Under Nasdaq Listing Rule 5605(a)(2), directors may not be determined to be independent if they are an executive officer or have been employed by a company within the three years preceding the determination of independence.  In addition, a director may not be considered independent if the director received more than $120,000 in compensation (other than director fees, certain deferred compensation and retirement payments) from the Company for any twelve-month period during the preceding three years.

In its independence determination, the Board considered that directors, family members of directors and companies in which they serve as executives or controlling shareholders have various banking relationships, including loan and deposit relationships, with our subsidiary, Citizens First Bank (the “Bank”), and that such services are provided on non-preferential terms generally available to other customers.  Loans that are made to such persons do not involve, at the time made, more than the normal risk of collectability or present other unfavorable features to the Bank.   See “Certain Relationships and Related Transactions.”

Director Qualifications and Evaluation of Candidates

The Company’s Governance Committee may consider whatever factors it deems appropriate in its assessment of a candidate for Board membership.  The candidates nominated to serve as directors will, at a minimum, in the Governance Committee’s judgment,

•                                          fulfill the needs of the Board of Directors at the time in terms of age, experience and expertise,

•                                          possess the background and ability to contribute to the performance by the Board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

•                                          be able to represent the interests of the Company and all of its shareholders.

In addition to the general skills stated above, the directors must not have any interests that would materially impair their ability to exercise independent judgment, or otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders.  Also, it is the Company’s policy that directors may not stand for or be nominated for election as a director for any term that begins after the director reaches age 75.

The Company does not have a formal diversity policy for nominees.  However, the Board seeks members with diverse professional backgrounds and the Board also reviews the requisite skills and characteristics of Board members as well as the composition of the Board as a whole.

Our directors have demonstrated significant achievement and generally have significant management experience in one or more fields of business, professional, governmental, community and educational endeavors.  Our directors have sound judgment as a result of their management or policy making experience and demonstrate an ability to function effectively in an oversight role.  Give the tenure of most of the directors on our Board, they have a general appreciation regarding major issues facing public companies.  These experiences make each of our directors well qualified to be a member of the Company’s Board of Directors.  For a discussion of the specific backgrounds and qualifications of our current directors, see “Proposal No. 1: Election of Directors” on page 7 of this proxy statement.

Process for Identifying Candidates

The Governance Committee seeks to identify potential candidates for membership on the Board of Directors through existing members of the Board, senior management and other members of the communities served by the Company.  The Governance Committee will also consider nominees proposed by the Company’s shareholders in accordance with the provisions contained in the Company’s Bylaws.  Under the Bylaws, any shareholder may nominate a person for election to the Company’s Board at the annual meeting of shareholders, provided that the nomination is received by the Company not less than 60 days prior to the date of the annual meeting of shareholders.  Each nomination submitted in this manner must include the name and address of the nominee(s) and his or her age, business and residence addresses, principal occupation, number of shares of our Common Stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee.  In addition, the nominating shareholder must provide his or her name and address and the number of shares of our Common Stock beneficially owned by the shareholder.  The Board evaluates and will consider nominees recommended by shareholders on the same basis as nominees recommended by any other source.

Director Stock Ownership Guidelines

The Board of Directors believes that directors more effectively represent the Company’s shareholders, whose interests they are charged with protecting, if they are shareholders themselves. Therefore, the Board adopted director stock ownership guidelines applicable to all directors, effective January 1, 2011. All directors are required to beneficially own a number of shares of the Company’s

Common Stock equal in value to fifty percent of their potential compensation for services as a director during their three year term.

Board Leadership Structure

In accordance with our Bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons.  The Board does not have a policy, one way or the other, on whether the role of the Chairman and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee.  Under its charter, the Governance Committee periodically reviews and recommends to the Board the leadership structure of the Board.  Currently, the positions of Chief Executive Officer and Chairman are held by separate persons.  After careful consideration, the Governance Committee has determined that the current Board structure separating the Chief Executive Officer and Chairman positions is the most appropriate leadership structure for the Company and its shareholders.

Risk Oversight

The Board is charged with providing oversight of the Company’s risk management processes.  The Audit Committee is primarily responsible for overseeing the risk management function at the Company on behalf of the Board.  In carrying out its responsibilities, the Audit Committee works closely with the Company’s risk management officers.  The Audit Committee meets at least quarterly with members of management and receives a comprehensive report on risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others) and the processes in place to monitor and control such exposures.  The Audit Committee also receives updates between meetings from the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters.  The Audit Committee provides a report on risk management to the full Board on at least a quarterly basis.

In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility.  For example, the Compensation Committee considers the risks that may be implicated by our compensation programs.

Communications with Members of the Board

Our Board of Directors welcomes communications from shareholders and has established a procedure for receipt of such communications.  Shareholders may send communications to the Board of Directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.  Any correspondence to the Board of Directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

Code of Ethics

The Board of Directors has adopted a Code of Ethics that applies to our principal executive, financial and accounting officers and persons performing similar functions, as well as all other directors and employees.  The purpose of the Code of Ethics is to, among other things, provide written standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct.  A copy of the Code of Ethics can be obtained on the Company’s website at www.citizensfirstbank.com.  In addition, the Company will provide to any person without charge, upon request, a copy of the Company’s Code of Ethics.  Requests should be directed to Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.

Board Member Attendance at Annual Meeting

We encourage each member of the Board of Directors to attend the annual meetings of shareholders.  All of our directors attended the 2012 Annual Meeting of Shareholders.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Articles of Incorporation and Bylaws currently provide that the Board of Directors shall consist of not less than seven nor more than eighteen directors and shall be divided into three classes, each consisting as nearly equal in number as practicable.  Presently, the Board has eleven members, with Class I and Class II each consisting of four directors and Class III consisting of three directors.

At the Meeting, shareholders will vote to elect four persons to serve as Class I directors to hold office for a term of three years expiring at the 2016 Annual Meeting of Shareholders and thereafter until their respective successors are duly elected and qualified.  The terms of Class I directors Steve Marcum, Steve Newberry, Jack Sheidler and John Taylor expire at the Meeting.  The Governance Committee has recommended, and the Board has approved, the nomination of Steve Marcum, Steve Newberry, Jack Sheidler and John Taylor for election at the Meeting.  All of the nominees have agreed to serve if elected.  With each shareholder having one vote per share of Common Stock to cast for each nominee, the nominees receiving the greatest number of votes will be elected.

Unless a proxy is marked otherwise, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the election of the Class I directors named below.  The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.  If any nominee should become unavailable before the Meeting, the persons named in the enclosed proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors.

All of the Company’s directors also currently serve as directors of the Bank.

The Board of Directors unanimously recommends that you vote FOR each of the director nominees.

Nominees for Election to the Board

The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions for SEC reporting companies held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualification, attributes or skills that caused the Governance Committee and the Board to determine that the person should serve as a director for the Company.

Class I Directors-Terms to Expire in 2013:

Steve Marcum (56)	Director since 2012

Mr. Marcum, a CPA, has been the Executive Vice President and Chief Financial Officer of the Company and the Bank since August 2009 and also served in those positions from October 2005 through January 2008.  From January 2008 to August 2009, Mr. Marcum was a bank examiner with the Federal Deposit Insurance Corporation and a senior manager with Holland CPAs (now Carr, Riggs & Ingram), a regional public accounting firm.  He was previously employed by two area community banks.  Mr. Marcum received his Master of Business Administration at Western Kentucky University and completed the Graduate School of Banking at the University of Wisconsin-Madison.  He currently serves as a trustee for the Warren County Public Library and is the chairperson of the Kentucky Library Trustees Roundtable.  He is also active in the Kentucky Bankers Association and Independent Community Bankers Association.  Mr. Marcum’s extensive financial and accounting expertise, as well as experience in internal controls and financial reporting, strengthens the Board’s collective qualifications, skills and experience.

Steve Newberry (50)	Director since 2008

Mr. Newberry is the President and Chief Executive Officer of Commonwealth Broadcasting Corporation, a 22 station radio broadcast group with facilities throughout Kentucky.  As the Past Joint Board Chairman of the National Association of Broadcasters, he recently completed a two year term leading America’s broadcasters.  Mr. Newberry was named the 2011 recipient of the National Radio Award, the industry’s highest leadership honor.  Mr. Newberry was president of the Kentucky Broadcasters Association (1993) and received their highest award, the prestigious Distinguished Kentuckian Award, from the Kentucky Broadcasters Association in 2009.  For five years he served as Chairman of the Authority for Kentucky Educational Television.  In addition to his broadcast activities, Mr. Newberry served as executive director of the Glasgow-Barren County Industrial Development Economic Authority, and for many years chaired that organization.  Mr. Newberry received his Bachelor of Arts degree in Telecommunications from the University of Kentucky.  As the President of a large broadcast group for many years and an active participant in community affairs, Mr. Newberry brings extensive business and financial insight, experience and knowledge that strengthen the Board’s collective qualifications, skills and experience.

Jack Sheidler (56)	Director since 2002

Mr. Sheidler, the principal and owner of Greenwood Properties, LLC, has been a real estate developer of retail, multi-family and office properties in Kentucky, Oklahoma and Tennessee since 1984.  He served as a director of Southern Kentucky Performing Arts Center for many years and is active in civic and nonprofit organizations in the community.  Mr. Sheidler has extensive experience in commercial real estate matters.  Mr. Sheidler’s experience as Chairman of the Board of Directors offers the Board management experience, leadership capabilities, financial knowledge and business acumen.

John Taylor (74)	Director since 2009

Mr. Taylor has been a partner and owner of Taylor Polson & Company, a public accounting firm in Glasgow, Kentucky, since 1970.  He is a past president of the Glasgow-Barren County Chamber of Commerce and the Kentucky Society of CPAs.  Mr. Taylor received a Bachelor of Science degree from Western Kentucky University and served in the Kentucky National Guard for nine years.  Mr. Taylor’s experience in the preparation, analysis and evaluation of financial statements and understanding of internal controls and procedures for financial reporting strengthens the Board’s collective qualifications, skills and experience.

Continuing Directors Until 2014 Meeting

Class II Directors-Terms to Expire in 2014

Barry D. Bray (67)	Director since 1999

From December 2010 until April 2011, Mr. Bray served as the interim Chief Credit Officer for Town & Country Bank in Bardstown, Kentucky.  Mr. Bray had previously retired from banking in 2004, after a 34 year career in the banking industry.  From 1998 to 2004, Mr. Bray served as Vice President — Chief Credit Officer of the Company, where he was responsible for all aspects of retail, commercial and mortgage lending.  Prior to that, Mr. Bray served as Executive Vice President — Chief Credit Officer of Trans Financial Bancorp, Inc. for 17 years.  Prior to joining Trans Financial, he was employed for ten years as a national bank examiner by the Office of the Comptroller of the Currency.  Mr. Bray is a graduate of the Xavier University with a Bachelor of Arts degree in Economics.  He is also a graduate of the School of Banking of the South, Louisiana State University and Robert Morris Associates Senior Lending School.  Mr. Bray brings a long and varied experience in all areas of banking (accumulated through several banking cycles) which gives both the Company and the Board of Directors an in-depth insight into the banking industry.  Mr. Bray’s extensive banking and executive management experience strengthens the Board’s collective qualifications, skills and experience.

Sarah Glenn Grise (56)	Director since 2002

Ms. Grise is a civic volunteer having previously served for 18 years as General Manager of TKR Cable of Southern Kentucky.  Ms. Grise has served on the board of directors of Houchens Industries, Inc., Bowling Green, Kentucky, since 1995 and in leadership positions for numerous nonprofit and civic organizations. Ms. Grise holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.  Ms. Grise has a variety of business experience having served in management for 18 years in the Company’s market area.  She is also actively involved in a number of community activities in the Company’s market area.

Chris B. Guthrie (46)	Director since 2004

Since 1994, Mr. Guthrie has been the President of Trace Die Cast, Inc., a manufacturer of aluminum die castings located in Bowling Green, Kentucky.  Mr. Guthrie received a Bachelor of Arts degree in Economics from Northwestern University in 1990 and a Master of Science degree in Management from Stanford University in 1999.  Mr. Guthrie has extensive knowledge and leadership experience having served as the president of a large industrial company for almost 20 years.

Amy Milliken (41)	Director since 2009

Ms. Milliken is the County Attorney for Warren County, Kentucky and began her prosecutorial career immediately upon being admitted to the Kentucky Bar in 1996 as an Assistant Warren County Attorney.  Ms. Milliken is on the board of directors of the Bowling Green Chamber of Commerce and Hosparus of Southern Kentucky and serves and has served in leadership positions for a number of nonprofit and civic organizations, including the Dream Factory of Bowling Green, the Warren County Domestic Violence Council, Hope Harbor, the Child Advocacy Center, CASA, Leadership Bowling Green, vice president of the Kentucky Association of County Attorneys and the executive board of the Juvenile Justice Advisory Board.  Ms. Milliken received a Bachelor of Arts degree from Western Kentucky University in 1991 and a J.D. from Salmon P. Chase College of Law in 1995.  As an attorney, Ms. Milliken brings significant experience and knowledge to the Company in the areas of regulatory compliance and risk oversight.  She is also actively involved in a number of community activities in the Company’s market area.

Continuing Directors Until 2015 Meeting

Class III Directors-Terms to Expire in 2015

James R. Hilliard (56)	Director since 2009

Since 1995, Mr. Hilliard has served as President of AirGas Mid America, Inc., a distributor of welding gases and supplies headquartered in Bowling Green, Kentucky.  He has served in various capacities with that company and its predecessors since 1975.  Mr. Hilliard received a Bachelor of Science degree in Business Administration from Western Kentucky University in 1982.  Mr. Hilliard has extensive knowledge and leadership experience having served as the president of a large industrial company for almost 20 years.

M. Todd Kanipe (44)	Director since 2009

Mr. Kanipe was appointed President and Chief Executive Officer of the Company and the Bank in June 2009. Mr. Kanipe has over 20 years of banking experience, having joined the Company in 1999 as Vice President and Trust Relationship Manager.  In 2004, he was named Executive Vice President, Credit Administration of the Company and the Bank.  Mr. Kanipe also served as Executive Vice President, Finance from January 2008 to September 2008.  Prior to joining the Company, he was a senior relationship manager with Trans Financial Bank. Mr. Kanipe is active in the Bowling Green community, having served on the board of directors of American Red Cross and Big Brothers & Sisters.  Mr. Kanipe is a graduate of Western Kentucky University where he earned a Bachelor of Science degree in Finance.  He is a graduate of the Cannon Personal Trust School and the Kentucky Schools of Banking and Commercial Lending.  Mr. Kanipe’s extensive experience as a banker in the Company’s market area and as a community leader enables him to provide insight to the Board of Directors on the factors that impact the Company and the communities the Company serves and his day to day management of the Bank allows him to provide the Company with company-specific experience and expertise.

Kevin Vance (49)	Director since 2008

Dr. Vance has been a small business owner and operator in South Central Kentucky for over 23 years.  He is the founder and President of Hartland Animal Hospital in Horse Cave, Kentucky.     He has served in a variety of leadership positions, including as past president and director of the Hart County Chamber of Commerce, past president and director of the Hart County Cattlemen’s Association, director of the Kentucky Board of Veterinary Examiners, director of the Hart County District Extension Council, and a director of the Hart County Fair Board.  Dr. Vance is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association and currently serves on the legislative committee of the KVMA.  Dr. Vance received a Bachelor of Science degree from Western Kentucky University and a Doctor of Veterinary Medicine degree from Auburn University.  As a small business owner and an active member of his community, Dr. Vance brings a unique insight and knowledge to the Company.

Meetings and Committees of the Board of Directors

In 2012, our Board of Directors had three standing committees:  the Audit Committee, the Compensation Committee and the Governance Committee.

The current members of the Audit Committee are Sarah Glenn Grise (Chairman), Barry Bray, Jack Sheidler, John Taylor and Kevin Vance.  The Audit Committee met six times in 2012.

The current members of the Compensation Committee are Bob Hilliard (Chairman), Barry Bray, Chris Guthrie, Amy Milliken and Kevin Vance.  The Compensation Committee met four times in 2012.

The current members of the Governance Committee are Steve Newberry (Chairman), Sarah Glenn Grise, Chris Guthrie, Bob Hilliard and John Taylor.  The Governance Committee met three times in 2012.

13 meetings of the Board of Directors were held during 2012.  All of our directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.

Executive sessions, or meetings of outside directors without management present, are held at regular intervals for both the Board and the Committees.  Mr. Sheidler, as the Chairman of the Company, serves as the presiding director of the executive session meetings of the non-management directors of the Board.  The Board meets in executive session a minimum of four times each year.

Audit Committee.  The Audit Committee consists of five directors, each of whom satisfies the independence requirements set forth under the Nasdaq Listing Rules and as required by the rules and regulations of the Securities Exchange Act of 1934, as amended.  Additionally, the rules and regulations of the Securities and Exchange Commission require the Company to disclose whether it has an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission and that he is “independent” as defined by the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that director John Taylor is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.  The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent registered public accounting firm.  It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor.  In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board of Directors with respect to financial reporting and accounting practices, policies, controls and safeguards.  The Audit Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Audit Committee was attached to the Company’s proxy statement for its 2012 Annual Meeting of Shareholders.

Compensation Committee. The Compensation Committee consists of five directors, each of whom satisfies the independence requirements set forth under the Nasdaq Listing Rules.  The Compensation Committee establishes the compensation arrangements for our executive officers.  The Committee also administers the Company’s stock option plans.  The Company’s executive management supports the Compensation Committee by preliminarily determining compensation increases and providing data to the Committee for analysis.  In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist the Committee.  All of the decisions with respect to the Company’s executive compensation are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by management.  The Compensation Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Compensation Committee is attached to this proxy statement as Appendix A.

Governance Committee. The Governance Committee consists of five directors, each of whom satisfies the independence requirements set forth under the Nasdaq Listing Rules.  The Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance.

The Governance Committee’s duties specifically include: screening and recommending candidates as nominees for election to the Board of Directors; overseeing the process whereby Board and committee performance is evaluated; overseeing the training and orientation of directors; recommending committee assignments; recommending the appropriate skills and characteristics required of new Board members; and overseeing compliance with the Company’s Code of Ethics.

The Governance Committee operates pursuant to a written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Governance Committee is attached to this proxy statement as Appendix B.

Compensation of Directors

In 2012, our directors received $1,000 per month for each month in which they attended a Board of Directors’ meeting.  Directors also receive $1,000 for each special meeting attended.  We also reimburse non-employee directors for the expenses they incur to attend the meetings.  Directors do not receive separate compensation for serving on the Board of Directors of the Bank.

In 2003, the Board of Directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Non-Employee Directors.  This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 44,100 shares of our Common Stock.  A total of 30,389 options have been granted under the 2003 Stock Option Plan for Non-Employee Directors.  No options were granted under the plan in 2012.  At December 31, 2012, the directors had outstanding options to purchase shares of Common Stock under the plan as follows:  Ms. Grise and Mr. Sheidler — 2,128; Messrs. Bray and Guthrie — 1,577; and Messrs. Newberry and Vance — 500.

In 2012, we provided the following compensation to our directors for services rendered:

Name	Fees Earned or Paid in Cash($)
Barry D. Bray	$13,000
Sarah Glenn Grise	$13,000
Chris Guthrie	$13,000
Bob Hilliard	$13,000
M. Todd Kanipe	$13,000
Steve Marcum	$12,000
Amy Milliken	$13,000
Steve Newberry	$13,000
Jack Sheidler	$13,000
John Taylor	$13,000
Kevin Vance	$13,000

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Board of Directors, as recommended and approved by the Audit Committee, is recommending to the shareholders the ratification of the appointment of the accounting firm of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The firm of Crowe Horwath has served as the Company’s auditors since 2005.  A representative of the firm is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.  For a discussion of the fees paid Crowe Horwath LLP for the 2012 and 2011 fiscal years, see “Independent Registered Public Accounting Firm” below.

Ratification of the appointment of Crowe Horwath will be approved if the number of shares of Common Stock voting for the proposal exceeds the number of shares voting against the proposal. If the Company’s shareholders do not ratify the appointment of Crow Horwath, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm.  If the appointment is ratified, the Audit Committee may in the future replace Crowe Horwath as our independent registered public accounting firm it is determined that it is in the Company’s best interest to do so.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

PROPOSAL NO. 3: APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The American Recovery and Reinvestment Act of 2010 requires, among other things, that every participant in the Troubled Asset Relief Program (TARP) Capital Purchase Program which has issued senior preferred shares and a related warrant to the U.S. Treasury Department permit an advisory (non-binding) shareholder vote on the compensation of certain of the participant’s executives. The SEC requires participants in the Capital Purchase Program to submit this proposal to shareholders annually for their approval of the executive compensation arrangements as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in their proxy statements.  The Company is a participant in the TARP Capital Purchase Program.  This proposal is also provided as required pursuant to the Dodd Frank Wall Street Reform and Consumer Protection Act.

This proposal gives you, as a shareholder, the opportunity to endorse or not endorse the compensation the Company paid to the named executive officers by voting on the following resolution, which is commonly known as a “say-on-pay” proposal:

“Resolved, that the shareholders of Citizens First Corporation approve the compensation of the named executive officers of Citizens First Corporation as disclosed pursuant to Item 402(m) through (q) of Regulation S-K in the Company’s Proxy Statement for its 2013 Annual Meeting of Shareholders.”

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The affirmative vote of a plurality of the votes cast by the holders of the Company’s Common Stock present or represented at the Meeting and entitled to vote is required to approve this proposal.

The Board of Directors unanimously recommends a vote FOR approval of this resolution.

EXECUTIVE OFFICERS

Our executive officers, as listed below, are subject to re-election annually and serve at the pleasure of the Board of Directors.

Name	Age	Present Positions with the Company and the Bank

M. Todd Kanipe	44

President and Chief Executive Officer and Director since July 2009; Executive Vice President and Chief Credit Officer from December 2005 to July 2009; Chief Financial Officer from January 2008 through September 2008; Chief Credit Officer from July 2004 through December 2005; Vice President and Trust Relationship Manager from 1999 to July 2004

Steve Marcum	56

Executive Vice President and Chief Financial Officer since August 2009 and from October 2005 through January 2008; from January 2008 to August 2009, bank examiner at the Federal Deposit Insurance Corporation and senior manager with Carr, Riggs & Ingram (formerly Holland CPAs), a Bowling Green, Kentucky public accounting firm

Marc R. Lively	49

Executive Vice President and Chief Credit Officer since December 2011; from 2005 to 2011, President and, from 2000 to 2011, Chief Executive Officer of Community First, Inc. and Community First Bank & Trust; Community First, Inc. is a $560 million bank holding company (as of September 30, 2012) headquartered in Columbia, Tennessee

Kim M. Thomas	42

Executive Vice President and President, Community Banking since January 2009; from 2005 through 2007, Executive Vice President and Chief Marketing Officer; from 1999 through 2004, Vice President of Marketing and commercial banking officer

EXECUTIVE COMPENSATION

The following table provides information concerning compensation paid or accrued by the Company and the Bank to or on behalf of each person who served as our President and Chief Executive Officer in 2012 and each other executive officer who had annual salary and bonus that exceeded $100,000 in 2012 (the “named executive officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus ($)	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)(2)	Total($)

M. Todd Kanipe	2012	$215,710	—	$13,000	$19,114	$247,824
President and	2011	$206,000	—	—	$18,521	$224,521
Chief Executive Officer	2010	$208,007	—	—	$14,478	$222,485

Steve Marcum	2012	$165,344	$15,500	$12,000	$13,861	$206,705
Executive Vice President and	2011	$157,500	—	—	$12,382	$169,882
Chief Financial Officer	2010	$158,674	—	—	$12,530	$171,204

Marc R. Lively (3)	2012	$155,000	$12,000	—	$15,702	$182,702
Executive Vice President and	2011	—	—	—	—	—
Chief Credit Officer	2010	—	—	—	—	—

(1)         Represents directors’ fees.  Directors who are also employees did not receive fees for their services as a director in 2011 and 2010.  See “Compensation of Directors” on page 12 of this proxy statement.

(2)         Other compensation for 2012 includes: (a) the match of up to 4% of the officer’s salary under the 401(k) Plan ($8,818 for Mr. Kanipe; $7,256 for Mr. Marcum; and $6,111 for Mr. Lively); (b) the cost of life insurance premiums paid on behalf of the officer ($768 for Mr. Kanipe; $624 for Mr. Marcum; and $595 for Mr. Lively); (c) the portion of the cost of health insurance coverage for such officer that is paid by the Company ($4,381 for Mr. Kanipe; $4,016 for Mr. Marcum; and $4,381 for Mr. Lively); and (d) automobile allowance ($4,727 for Mr. Kanipe; $0 for Mr. Marcum; and $3,600 for Mr. Lively).

(3)         Mr. Lively became Executive Vice President and Chief Credit Officer of the Company in December 2011.

Outstanding Equity Awards at Fiscal Year-End 2012

Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
M. Todd Kanipe	6,615	(1)	—	$12.93	01/14/14
	3,749	(2)	—	$13.65	01/12/15
	4,095	(3)	—	$18.82	02/21/16

(1) The options are exercisable in three equal annual installments commencing January 14, 2005.

(2) The options are exercisable in three equal annual installments commencing January 12, 2006.

(3) The options are exercisable in three equal annual installments commencing February 21, 2007.

Employment Agreements.  The Company is a party to an employment agreement with M. Todd Kanipe which provides for Mr. Kanipe’s employment by us as President and Chief Executive Officer.  Mr. Kanipe’s employment agreement is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew. The agreement provides for payment to Mr. Kanipe of an annual salary of $200,000 (subject to adjustment from time to time), four weeks vacation annually, a monthly automobile allowance and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company upon 60 days notice for cause (as defined in the agreement). In the event the agreement is terminated with cause, Mr. Kanipe shall not be entitled to any further compensation following written notice of termination.  Mr. Kanipe may voluntarily terminate his employment upon 60 days notice. In the event the agreement is terminated by Mr. Kanipe, the Company will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination.  In the event of Mr. Kanipe’s termination of the agreement, he will be prohibited for six months from rendering any services to any banking institution in Warren, Barren, Hart, and Simpson Counties in Kentucky and any county contiguous to Warren County, (ii) offering employment to any other person who was an employee or agent of the Company at any time during the last twelve months of Mr. Kanipe’s employment, or (iii) contacting any existing or prospective customer of the Company for the purpose of soliciting, offering or doing any type of business or services similar in nature to the business of the Company.

On April 15, 2010, the Company and Steve Marcum entered into an employment agreement providing for Mr. Marcum’s employment as Executive Vice President and Chief Financial Officer of the Company and the Bank.  The agreement is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew.  The agreement provides for payment to Mr. Marcum of an annual salary of $152,500 (subject to adjustment from time to time), four weeks of vacation annually and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company for cause (as defined in the agreement).  In the event the agreement is terminated with cause, Mr. Marcum shall not be entitled to any further compensation following written notice of termination.  Mr. Marcum may voluntarily terminate his employment upon 60 days notice.  In the event the agreement is terminated by Mr. Marcum, the Company will be obligated to pay Mr. Marcum the value of accrued fringe benefits through the date of termination.  In the event of Mr. Marcum’s termination of the agreement, he will be prohibited for six months from (i) rendering any services to any banking institutions in Warren, Barren, Hart, and Simpson Counties in Kentucky and any county contiguous to Warren County, (ii) offering employment to any other person who was an employee or agent of the Company at any time during the last twelve months of Mr. Marcum’s employment, or (iii) contacting any existing or prospective customer of the Company for the purpose of soliciting, offering or doing any type of business or services similar in nature to the business of the Company.

401(k) Plan.  We maintain a 401(k) plan for substantially all employees.  Employees may voluntarily contribute to the plan.  Historically we have matched employee contributions in an amount equal to 100% of the employee’s contributions up to 4% of the employee’s compensation.  We may also make an additional profit sharing contribution to the plan, subject to the discretion of the Board of Directors.  There was no additional profit sharing contribution made for 2012.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 28, 2013 (except as otherwise indicated below) regarding the beneficial ownership of our Common Stock by each director of the Company, each named executive officer listed in the Summary Compensation Table in this proxy statement, and by all of our directors and executive officers as a group.  Except as otherwise noted, each person is the record owner of and has sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.  The percentage of beneficial ownership is calculated based on 1,968,777 shares of Common Stock outstanding as of March 28, 2013.

		Shares That May Be Acquired
Name	Common Shares Owned	Upon Exercise of Options(1)	Upon Conversion of Preferred Stock(2)	Total	Percent Owned of All Shares
Barry D. Bray (3)	30,569	1,577	27,304	59,450	3.0%
Sarah Glenn Grise (4)	6,045	2,128	—	8,173	*
Chris Guthrie	500	1,577	—	2,077	*
James R. Hilliard	12,506	—	18,203	30,709	1.5%
M. Todd Kanipe (5)	6,500	14,459	2,275	23,234	1.2%
Marc R. Lively	1,000	—	—	1,000	*
Steve Marcum	9,042	—	4,550	13,592	*
Amy Milliken (6)	4,493	—	6,826	11,319	*
Steve Newberry (7)	2,179	500	—	2,679	*
Jack Sheidler	37,383	2,128	36,406	75,917	3.8%
John Taylor	1,350	—	—	1,350	*
Kevin Vance	5,623	500	6,826	12,949	*
Current directors and executive officers as a group (13 persons)	121,193	32,367	106,940	260,500	12.4%

*  Less than 1.0%.

(1)                 Represents shares that could be acquired upon the exercise of vested options within 60 days of March 28, 2013 (the record date of the Meeting).

(2)                 Represents shares that could be acquired upon conversion of shares of Convertible Preferred Stock.  Shares of Convertible Preferred Stock have a stated value of $31,992 per share and are convertible into shares of our Common Stock at a price of $14.06 per share.   Shares of Convertible Preferred Stock are owned by our directors and named executive officers as follows:  Barry D. Bray — 12 shares (includes 2 shares held by Mr. Bray’s wife); James R. Hilliard — 8 shares; M. Todd Kanipe -1 share; Steve Marcum — 2 shares; Amy Milliken — 3 shares (held jointly with Ms. Milliken’s father); Jack Sheidler — 16 shares; and Kevin Vance — 3 shares (held jointly with Mr. Vance’s wife; such shares are pledged as security for a loan).

(3)                 Includes 8,000 shares held by Mr. Bray’s wife.

(4)                 Includes 1,357 shares held jointly with Ms. Grise’s husband.

(5)                 Includes 1,800 shares held in an individual retirement account for the benefit of Mr. Kanipe’s wife.

(6)                 Includes 56 shares held jointly with Ms. Milliken’s husband, 530 shares held by Ms. Milliken’s husband and 1,785 shares held by Ms. Milliken’s children.

(7)                 Includes 2,179 shares held jointly with Mr. Newberry’s wife.

The following table sets forth information as of March 28, 2013 (except as otherwise indicated below) regarding the beneficial ownership of our Common Stock by the only persons known by the Company to beneficially own more than five percent (5%) of the Common Stock.  The percentage of beneficial ownership is calculated based on 1,968,777 shares of Common Stock outstanding as of March 28, 2013.

Name	Common Shares Owned	Shares That May Be Acquired Upon Conversion of Preferred Stock	Total	Percent Owned of All Shares
Service Capital Partners, LP (1)	194,000	—	194,000	9.9%
Service Capital Advisors (1)	194,000	—	194,000	9.9%
Dory Wiley (1)	194,000	—	194,000	9.9%
PRB Investors, L.P. (2)	179,966	—	179,966	9.1%
PRB Advisors, L.L.C. (2)	179,966	—	179,966	9.1%
Andrew P. Bergman (2)	179,966	—	179,966	9.1%
Stephen J. Paluszek (2)	191,832	—	191,832	9.7%
Billy J. Bell (3)	98,942	34,131	133,073	6.6%

(1)                 Based upon information set forth in a Schedule 13G filed February 14, 2010 with the Securities and Exchange Commission (“SEC”).  According to the filing, Service Equity Partners, LP and Service Equity Partners (QP), LP are the record owners of the shares.  Service Capital Partners, LP is the general partner of Service Equity Partners, LP and Service Equity Partners (QP), LP.  Service Capital Advisors is the general partner of Service Capital Partners, LP and Dory Wiley is a principal of Service Capital Advisors.  According to the filing, Service Capital Partners, LP, Service Capital Advisors and Dory Wiley may be deemed the beneficial owners of the shares.  The address of Service Capital Partners, LP, Service Capital Advisors and Dory Wiley is 1700 Pacific Avenue, Suite 2020, Dallas, Texas  75201.

(2)                 Based upon information set forth in Amendment No. 4 to Schedule 13G filed February 14, 2013 with the SEC. According to the filing, PRB Investors, L.P., PRB Advisors, L.L.C. , Andrew P. Bergman and Stephen J. Paluszek share voting and dispositive power with respect to 179,966 shares.  The address of PRB Investors, L.P., PRB Advisors, L.LC., Andrew P. Bergman and Stephen J. Paluszek is 245 Park Avenue, 24th Floor, New York, New York 10167.

(3)                 Based upon information set forth in a Schedule 13G filed May 1, 2010 with the SEC.  Includes 34,131 shares  that could be acquired upon conversion of shares of Convertible Preferred Stock.  The address of Billy J. Bell is 2366 Ewing Ford Road, Bowling Green, Kentucky 42103.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission.  Based on our information, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors, executive officers and other beneficial owners for 2012 were timely met, except that Mr. Vance filed a Form 4 on September 14, 2012 to report a transaction that took place on September 10, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates, including members of their families, corporation, partnerships or other organizations in which the directors and officers have a controlling interest.  It is our policy that these loans and other transactions be on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties.  We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us.  Loans to individual directors and officers must also comply with our lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application.  Our policy is that all of our transactions with our affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party and will be approved by a majority of disinterested directors.  None of such loans were disclosed as nonaccrual, past due, restructured or potential problems in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

AUDIT COMMITTEE REPORT

The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with our management the Company’s audited financial statements as of December 31, 2012 and 2011 and for each of the years in the two-year period ended December 31, 2012.  The Audit Committee also reviewed and discussed with Crowe Horwath LLP,  the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Crowe Horwath LLP their independence.

Based upon such review and discussions, the Audit Committee has recommended to the Board of Directors that, and the Board of Directors has approved, the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Sarah Glenn Grise, Chairman
Barry Bray
Jack Sheidler
John Taylor
Kevin Vance

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities

Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has approved the appointment of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  Crowe Horwath is a full-service firm of certified public accountants and has served as the Company’s auditors since 2005.  Services provided to the Company are described below under “Audit and Non-Audit Fees.”  A representative of Crowe Horwath is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees.  During the years ended December 31, 2012 and December 31, 2011, the Company incurred the following fees for services performed by the independent registered public accounting firm:

	2012	2011
Audit Fees (1)	$87,745	$88,750
Audit-Related Fees (2)	14,777	20,849
Tax Fees (3)	16,809	14,108
All Other Fees	—	—
Total Fees	$119,331	$123,707

(1)                                 Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual and quarterly reports.

(2)                                 Includes services for consultation on various accounting matters and audit of the Company’s 401(k) plan.

(3)                                 Includes fees for tax return preparation, tax consulting and quarterly estimated income tax calculations.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company.  The policy requires that all services that the Company’s independent auditor may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee.  The Committee approved all audit and non-audit services provided by Crowe Horwath during fiscal year 2012 prior to Crowe Horwath performing such services.

ANNUAL REPORT

We will provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which includes financial statements, which is required to be filed with the Securities and Exchange Commission.  Written requests should be directed to Kim Harmon, Citizens First Corporation, at 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103, or at telephone number (270) 393-0700.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matters that may be brought before the Meeting, other than the items referred to in this proxy statement.  If,

however, any such other matters are presented, the persons named in the accompanying proxy card or their substitutes will vote such proxy according to their best judgment on such matters.

Please vote by telephone or over the Internet, or fill in, sign and date the proxy card and return it in the accompanying prepaid envelope.  If you attend the Meeting and wish to vote your shares in person, you may do so.  Your cooperation in giving this matter your prompt attention is appreciated.

Appendix A

COMPENSATION COMMITTEE CHARTER

1. PURPOSE

The purpose of the Compensation Committee is to carry out the Board of Directors’ overall responsibility relating to executive compensation and executive succession planning, and oversight of key risk areas associated with compensation, benefits and human resource planning.  The Compensation Committee shall ensure the Company’s compensation policies and practices are in furtherance with the need to recruit, develop, and retain the highest caliber talent in order to achieve the Company’s business plans and optimize long-term financial returns.

2. COMPOSITION

The Compensation Committee shall be comprised of not less than three (3) members of the Board of Directors, each of whom shall be independent as defined by the listing standards of The Nasdaq Stock Market, and one of whom shall be its Chairperson. All Committee members shall also be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code.  The Chief Executive Officer (CEO) shall serve as an ex officio member of the Committee.  The Committee and its Chairperson shall be appointed annually by a majority of the Board of Directors and may be removed by the Board in its discretion.  The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

3. MEETINGS

The Compensation Committee shall meet at least twice annually, at times and places decided by the Committee Chairperson.

4. RESPONSIBILITIES AND DUTIES

The Compensation Committee shall have the following authority and responsibilities:

A. Annually review and approve an executive compensation strategy to ensure that the CEO and other principal officers are compensated in a manner consistent with the Company’s philosophy that compensation should be commensurate with performance, together with the objectives of the Company, competitive practices, internal equity considerations, and the requirements of appropriate regulatory bodies.

B.  Ensure that equity-related long-term incentive plans for management are designed and administered in a manner consistent with the Company’s commitment to building long-term shareholder value and compensation strategy. The Compensation Committee shall recommend to the full Board any plan changes including performance goals, vesting requirements, awards and dilution considerations.

C. Together with the full Board, annually review and establish the corporate goals and objectives for the CEO, and annually review the CEO’s performance in light of those established goals and

A-1

objectives. Based on this review, the Compensation Committee shall have the sole authority to determine the CEO’s compensation, including salary and annual incentive bonus and long-term equity compensation, if any. In determining any long-term incentive component of CEO compensation, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years.

D. Together with the CEO and the full Board, annually review and establish the corporate goals and objectives for the Company’s non-CEO executive management.  With the CEO, annually review the performance of the members of the Company’s non-CEO executive management based on those established goals and objectives, and, upon recommendation of the CEO regarding the performance of the non-CEO executive management, review and approve the compensation for those executives.

E. Discuss, evaluate, and review at least every six months with the Company’s senior risk officers executive officer compensation plans and employee compensation plans and the risks these plans pose to the Company.  Identify and limit features of: executive officer compensation plans that could lead the officer to take unnecessary and excessive risks; employee compensation plans that pose risks to ensure the Company is not unnecessarily exposed to risk; and both executive officer and employee compensation plans that encourage behavior focused on short-term results rather than long-term value creation.

F.  Discuss, evaluate and review at least every six months the terms of all employee compensation plans and identify and eliminate features that encourage manipulation of reported earnings to enhance the compensation of the employee.

G. Advise the CEO in matters relating to executive management succession; and oversee executive development initiatives.

H. If required, prepare a report each year concerning its performance of duties authorized by this Charter for inclusion in the Company’s proxy statement.

I. Conduct evaluations of the Committee’s performance in fulfilling its duties and responsibilities under this Charter.

J. Review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

K. If a compensation consultant is to assist the Committee in its evaluation of the Company’s CEO or senior officer compensation, the Compensation Committee shall have the sole authority to retain and terminate the consulting firm, including sole authority to approve the firm’s fees and other retention terms.  The Committee will also have the authority, to the extent it deems necessary or appropriate, to retain other advisors.  The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Company.

A-2

Appendix B

GOVERNANCE COMMITTEE CHARTER

1. PURPOSE

The primary purpose of the Committee is to:

•                                          develop and recommend to the Board corporate governance policies and guidelines for the Corporation and for identifying and nominating director and committee member candidates; and

•                                          nominate directors for election to the Board and appointment to committee membership.

2. COMPOSITION

The members of the Committee shall be appointed annually by a majority of the Board of Directors upon the recommendation of the Committee and shall serve until their successors shall be elected or until their earlier resignation or removal.  The Committee shall be comprised of not less than three (3) members of the Board of Directors, each of whom shall be independent as and when required by the listing standards of The Nasdaq Stock Market and any standards of independence as may be prescribed for purposes of any federal securities, tax, banking or other laws relating to the Committee’s duties and responsibilities.  The Board will appoint one of the members of the Committee to serve as the Committee’s Chairperson on the recommendation of the Committee.  The Committee may also appoint a Secretary, who need not be a director.

3. MEETINGS

The Committee shall meet as often as its members deem necessary, but at least once each year, at times and places decided by the Committee Chairperson.  A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present, shall be the act of the Committee.  In the absence of a quorum, a majority of the members of the Committee may adjourn any meeting, from time to time, until a quorum is present.  No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned.

4. RESPONSIBILITIES & AUTHORITY

A. Corporate Governance Policies.

•                                          Oversee compliance with the Company’s Code of Ethics by directors, officers and employees, working in conjunction with the Audit Committee when appropriate. This includes investigating any potential conflict of interest by a director or senior executive and recommending resolutions to the Board.

•                                          Recommend to the Board policies to enhance the Board’s effectiveness, including the size and composition of the Board, the frequency and structure of Board meetings, the frequency, structure and guidelines for calling executive sessions of independent directors, procedures for Board meetings and the formation of new Board committees.

•                                          Consider any other corporate governance issues that arise from time to time, including requests for waivers from the Corporation’s Code of Ethics, and develop appropriate recommendations for the Board.

•                                          Review and advise the Board from time to time with respect to the governance structure of the Corporation.

B. Charter Review.

•                                          Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter.

•                                          Review annually the charter of each other committee of the Corporation and recommend to the Board any proposed changes.

C. Board Membership.

•                                          Investigate and assess the backgrounds and skills required of Board members and those of potential candidates for Board membership.

•                                          Nominate candidates to be presented to the shareholders for election or to the Board for appointment to fill vacancies accordingly, considering the independence and other qualifications of each candidate and seeking an appropriately diversified Board.

•                                          Consider questions and make recommendations to the Board regarding determinations of independence of the members of the Board consistent with the requirements applicable to Nasdaq and other legal or regulatory requirements.

•                                          Oversee the process whereby current Board members are evaluated and provide advice to individual Board members as a result of this process.

•                                          Oversee the orientation program for new directors and consult with them on their progress and a continuing education program for existing directors.

•                                          Recommend to the Board the compensation to be paid to outside directors.

D. Committee Memberships.

•                                          Recommend committee assignments, including committee chairmanships, to the full Board for approval, considering the qualifications for membership on each committee.

•                                          Recommend to the Board such changes to the Board’s committee structure and committee functions as it deems advisable.

E. Evaluation of the Board and Committees.

•                                          Oversee the process whereby the full Board and each of its committees annually assesses its performance, the results of which are reported to the Board along with any recommendations for improvements.

F. General.

•                                          To the extent it deems necessary or appropriate, retain independent legal, accounting or other advisors.  The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties.  The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to any advisors employed by the Committee.  The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

•                                          Retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, with such fees to be borne by the Corporation.

•                                          Form and delegate authority to subcommittees when appropriate.

•                                          Report to the Board on the Committee’s activities at each Board meeting.

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•                                          One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•                                          Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•                                          Another committee of the Board as to matters within its designated authority, which committee the Committee member reasonably believes to merit confidence.

Form of Proxy Card

CITIZENS FIRST CORPORATION	PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 15, 2013

The undersigned hereby appoints Dawn Forbes and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2013 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Wednesday, May 15, 2013 at 3:30 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

1. ELECTION OF DIRECTORS:

		For	Withhold Authority

	Steve Marcum	☐	☐
	Steve Newberry	☐	☐
	Jack Sheidler	☐	☐
	John Taylor	☐	☐

2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

	For ☐	Against ☐	Abstain ☐

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.

	For ☐	Against ☐	Abstain ☐

4. OTHER MATTERS. In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

When properly executed, this proxy will be voted in the manner specified above by the shareholder.  To the extent contrary specifications are not given, this proxy will be voted for the nominees listed in Item 1, for approval of the ratification of the appointment of the independent registered public accounting firm and for approval of the non-binding proposal on the compensation of the Company’s named executive officers as described in the proxy statement.

SIGNATURE	DATE	SIGNATURE	DATE

Note: Please date proxy and sign it exactly as name or names appear on this card.  All joint owners of shares should sign.  State full title when signing as executor, administrator, trustee, guardian, etc.  Please promptly return signed proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 15, 2013.  The notice of annual meeting of shareholders, proxy statement, proxy card and annual report to shareholders are available at http://www.cfc.ilstk.com.